UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 3, 2012

Walter Investment Management Corp.

(Exact name of registrant as specified in its charter)

Maryland	001-13417	13-3950486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Bayport Drive, Suite 1100 Tampa, FL 33607

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (813) 421-7600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05	Amendments to Registrant’s Code of Ethics, or Waiver of Code of Ethics

Item 8.1	Other Events.

On November 27, 2012, the Board of Directors of Walter Investment Management Corp. approved a number of non-substantive revisions to its Code of Conduct and Ethics in order to (a) enhance and update the existing provisions of the Code, and (b) add two members to its Ethics Committee. A copy of the amended Code of Conduct and Ethics is attached hereto as Exhibit 99.1. The previous Code of Conduct is available for review on a Form 8-K filed with the Securities and Exchange Commission on May 5, 2009.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Code of Conduct and Ethics

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALTER INVESTMENT MANAGEMENT CORP.

Date: February 3, 2012	By:	/s/ Stuart Boyd

Stuart Boyd, Vice President,
General Counsel and Secretary

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